                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     FLAG INVESTORS INTERNATIONAL FUND, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                    FLAG INVESTORS INTERNATIONAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202
                          ---------------------------
                                                               February 1, 2000
Dear Shareholder:

     On January 17, 2000, the Board of Directors of Flag Investors International Fund, Inc. (the "Fund") voted to postpone the scheduled reorganization (the "Reorganization") of the Fund into a master-feeder structure so that shareholders could reconsider the Reorganization. Although shareholders previously approved the Reorganization at a Special Meeting held on October 7, 1999, the Board of Directors decided that the Reorganization warranted additional shareholder consideration because of a change in the expected tax consequences associated with it. Other than the changed tax consequences, the structure of the Reorganization remains unchanged from the Fund reorganization that voting shareholders overwhelmingly approved last October.

     Enclosed is further information relating to the Reorganization, including a Questions and Answers section, proxy statement and proxy card.

     The proxy statement discusses the change in the expected tax consequences associated with the Reorganization in detail. In short, the Reorganization originally was not expected to have tax consequences for the Fund's shareholders. This expectation was not met, and now the Reorganization is expected to result in a taxable capital gains distribution for shareholders. Although the tax consequences of the Reorganization have changed, the primary motivation for the Reorganization remains unaffected. The Board of Directors continues to believe that the Reorganization is in the best interests of the Fund and its shareholders, and recommends that shareholders once again vote to approve the Reorganization.

     In addition to the Reorganization, shareholders are also being asked to consider a proposal to elect a Board of Directors of the Fund. The Board of Directors of the Fund believes that each proposal is important and recommends that you read the enclosed materials carefully and then vote for both proposals.

     What you should do:

     o Read all enclosed materials including the Questions & Answers section.

     o Choose one of the following options to vote:

       1. By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.
       2. By Telephone: Call the Toll-Free # on your proxy card.
       3. By Internet: Logon to www.proxyvote.com.
       4. Attend the Shareholder Meeting (details enclosed).


                                        Sincerely,

                                        [GRAPHIC OMITTED]


                                        Truman T. Semans
                                        Chairman
                                        Flag Investors International Fund, Inc.

                                                               February 1, 2000



                                IMPORTANT NEWS
                              FOR SHAREHOLDERS OF
                    FLAG INVESTORS INTERNATIONAL FUND, INC.


     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the primary matter affecting the Fund that requires a shareholder vote.




                         Q & A: QUESTIONS AND ANSWERS


Q.  What are shareholders being asked to vote on?

A.  At the Special Meeting, shareholders are voting on the following:

    o The reorganization of the Fund into a master-feeder structure (the "Reorganization") under which the Fund would invest all of its assets in the International Equity Portfolio. As a result, the Fund's investments would be managed by Michael Levy, a portfolio manager with Bankers Trust Company.

    o The election of Directors for the Fund's Board, including the election of two new Directors contingent upon shareholder approval of the Reorganization.

Q. Fund shareholders approved the Reorganization of the Fund in October 1999. Why are Fund shareholders being asked to approve the Reorganization again?

A. Shareholders are being asked to approve the Reorganization again because the expected tax effects of the Reorganization have changed.

Q.  What are the expected tax effects of the reorganization as of now?

A. During calendar year 1999 the Fund's net asset value increased 21.73 percent. If the Reorganization is approved, the Fund expects to immediately recognize most of its unrealized gains and pay a capital gains distribution to shareholders. If this Reorganization distribution were determined as of January 27, 2000, the distribution would be approximately
    15.2 percent of the current net asset value. This is equivalent to $3.08 per share, all of which would be long term capital gains. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when Fund portfolio securities are sold, the extent of losses or credits that offset those gains, and the number of Fund shares outstanding. International markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the estimated amount as the value of the Fund's holdings change.

Q. How will the Reorganization distribution affect me? Should I sell my Fund shares?

A. If you hold your shares in an IRA or other tax deferred account, the distribution will not affect your tax liabilities. Otherwise, taxes owed on the distribution are not payable until such time as you ordinarily pay your 2000 taxes. You should consult with your tax advisor concerning your individual situation. Selling your shares will also have tax consequences. Particularly if you have owned your shares for more than one year, any capital gains generated when you sell your shares may exceed the Reorganization distribution. You could end up owing more in taxes by selling now than by remaining a shareholder.

Q. In light of the expected capital gains distribution, is the Reorganization still a good idea?

A. Yes. Although the tax impact of the Reorganization has changed, the primary motivation for the Reorganization remains unchanged - the ability for the Fund to invest in a larger fund with an excellent performance record, and for the Fund's shareholders to receive added diversification and, in the long run, the potential for reduced overall expenses.

Q.  What will happen if shareholders do not approve the Reorganization?

A. The Fund is relatively small in size. The Fund's advisor has informed the Board of Directors that if the Reorganization is not approved, the advisor will likely recommend liquidating the Fund. A complete liquidation of the Fund will have tax consequences similar to those expected if the Reorganization is approved.

Q.  How does the Board of Directors of the Fund recommend that I vote?

A. After careful consideration, the Board of Directors of the Fund recommends that you vote in favor of both proposals on the enclosed proxy card.

Q.  Where can I get more information?

A.  If you need more information, please call 1-800-553-8080.

Q.  How can I vote my shares?

A.  You may choose from one of the following options to vote your shares:

    o By mail, with the enclosed proxy card(s) and return envelope.

    o By telephone, with a toll-free call to the telephone number that appears on your proxy card.

    o Through the Internet, by using the Internet address that appears on your proxy card and following the instructions on the site.

    o In person at the shareholder meeting (see details enclosed in the proxy statement).

Q. Will the Fund pay for the proxy solicitation and legal costs associated with this transaction?

A. No, the Fund's advisor will bear these costs.

Please vote on both issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                    FLAG INVESTORS INTERNATIONAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                          ---------------------------
                   Notice of Special Meeting of Shareholders
                               February 16, 2000


TO THE SHAREHOLDERS OF FLAG INVESTORS INTERNATIONAL FUND, INC.:

     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors International Fund, Inc. (the "Fund"). The Special Meeting will be held on Wednesday, February 16, 2000, at 1:45 p.m. Eastern Time at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. The purpose of the Special Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

    PROPOSAL 1: To consider and act upon a proposal to elect a Board of
                Directors of the Fund.

    PROPOSAL 2: To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

     Only shareholders of the Fund at the close of business on January 24, 2000 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the Internet. To do so, please follow the instructions included on your enclosed proxy card. It is most important and in your interest to vote so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.




                                                    [GRAPHIC OMITTED]

                                                    Amy M. Olmert
                                                    Secretary


Dated: February 1, 2000

                    FLAG INVESTORS INTERNATIONAL FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                               February 1, 2000

     This Proxy Statement is furnished by the Board of Directors of Flag Investors International Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Wednesday, February 16, 2000, at 1:45 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the conference room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about February 1, 2000.


                                    Summary

     At the Special Meeting, shareholders will be asked to vote on two proposals:

     Proposal 1 asks shareholders of the Fund to elect a Board of Directors.

     Proposal 2 asks shareholders of the Fund to reorganize the Fund into a master-feeder structure with modifications to the Fund's investment objective and certain fundamental investment policies.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet, allowing sufficient time for the Proxy to be received on or before 1:45 p.m. Eastern Time on Wednesday, February 16, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on January 24, 2000, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Fund had 661,436.155 shares outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by Investment Company Capital Corp. ("ICC"), the Fund's advisor. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic, Internet or oral communication by employees and officers of ICC.

     Upon request, the Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended October 31, 1999. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202, or by calling (800) 553-8080.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard R. Burt, Richard T. Hale, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Robert H. Wadsworth (each, a "Nominee" and collectively, the "Nominees"). Two Nominees, Ms. Rimel and Mr. Hale, are not currently members of the Board of Directors. Messrs. Richard R. Burt, Joseph R. Hardiman, Louis E. Levy, Eugene J. McDonald, Truman T. Semans and Robert H. Wadsworth were last elected by a vote of shareholders on October 7, 1999. It is the intention of the Board that at least 75% of its members will be disinterested persons within the contemplation of
Section 15(f) of the 1940 Act and will remain disinterested persons for at least three years after June 4, 1999, the date of the merger between Bankers Trust Corporation and a U.S. subsidiary of Deutsche Bank AG. For this reason, the election of Ms. Rimel and Mr. Hale is contingent upon shareholder approval of Proposal 2.

     At a meeting held on January 17, 2000, the nominating committee of the Board of Directors, a committee comprised of independent directors, recommended to the full Board the nomination of all current Directors, and the nomination of Ms. Rimel and Mr. Hale, contingent upon shareholder approval of Proposal 2. The Board of Directors approved all Nominees, subject to the conditions specified. If all conditions are met, the Nominees will serve as directors of the Fund.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by providing greater assurance that the Board of Directors will be able to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, may hold office until his or her resignation or retirement or until his or her successor is elected and qualified.

Information Regarding Nominees

     The following information is provided for each Nominee. As of December 31, 1999, the Nominees as a group and the Directors and officers of the Fund as a group beneficially owned an aggregate of 9,623 shares, representing 1.49% of the total outstanding shares of the Fund.

                                                                                    Shares
                                             Business Experience                 Beneficially
    Name and Position                     during the Past Five Years             Owned as of
      with the Fund          Age        (including all directorships)        December 31, 1999**     Percentage
-------------------------   -----   -------------------------------------   ---------------------   -----------
Truman T. Semans*           73      Vice Chairman, Brown Investment              6,147 shares           0.95%
  Chairman and Director             Advisory & Trust Company
  since 1993                        (formerly, Alex. Brown Capital
                                    Advisory & Trust Company);
                                    Director, Investment Company
                                    Capital Corp. (registered investment
                                    advisor); and Director and President
                                    of Virginia Hot Springs Inc.
                                    (property management). Formerly,
                                    Managing Director, BT Alex.
                                    Brown Incorporated (now DB Alex.
                                    Brown LLC); Vice Chairman, Alex.
                                    Brown & Sons Incorporated (now
                                    DB Alex. Brown LLC); and
                                    Director, ISI Family of Funds
                                    (registered investment companies).
                                    Director of each fund in the Fund
                                    Complex.****

                                                                                  Shares
                                           Business Experience                 Beneficially
   Name and Position                    during the Past Five Years             Owned as of
     with the Fund         Age        (including all directorships)        December 31, 1999**     Percentage
-----------------------   -----   -------------------------------------   ---------------------   -----------
Richard R. Burt           52      Chairman, IEP Advisors, Inc.;                    None           ***
  Director since 1999             Chairman of the Board, Weirton
                                  Steel Corporation; Member of the
                                  Board, Archer Daniels Midland
                                  Company (agribusiness operations),
                                  Hollinger International Inc.
                                  (publishing), Homestake Mining
                                  Company (mining and exploration),
                                  HCL Technologies (information
                                  technology) and Anchor Gaming
                                  (gaming software and equipment);
                                  Director, Mitchell Hutchins family
                                  of funds and Flag Investors Funds,
                                  Inc. (formerly, Deutsche Funds,
                                  Inc.); Trustee, Flag Investors
                                  Portfolios Trust (formerly, Deutsche
                                  Portfolios) (registered investment
                                  companies); and Member, Textron
                                  Corporation International Advisory
                                  Council; Formerly, Partner,
                                  McKinsey & Company (consulting),
                                  1991-1994; and Formerly, U.S.
                                  Chief Negotiator in Strategic Arms
                                  Reduction Talks (START) with
                                  former Soviet Union and U.S.
                                  Ambassador to the Federal Republic
                                  of Germany, 1985-1991. Director of
                                  each fund in the Fund Complex.

Richard T. Hale*          54      Managing Director, Deutsche Asset                None           ***
  Nominee                         Management; Managing Director,
  Director from                   DB Alex. Brown LLC (formerly BT
  1989-1999                       Alex. Brown Incorporated); Director
                                  and President, Investment Company
                                  Capital Corp. (registered investment
                                  advisor). Chartered Financial
                                  Analyst. Formerly, Director, ISI
                                  Family of Funds (registered
                                  investment companies). Director of
                                  7 funds in the Fund Complex.

                                                                                  Shares
                                           Business Experience                 Beneficially
   Name and Position                    during the Past Five Years             Owned as of
     with the Fund         Age        (including all directorships)        December 31, 1999**     Percentage
-----------------------   -----   -------------------------------------   ---------------------   -----------
Joseph R. Hardiman        62      Private Equity Investor and Capital         3,476 shares            0.54%
  Director since 1999             Markets Consultant; and Director,
                                  Wit Capital Group (registered
                                  broker dealer), The Nevis Fund and
                                  ISI Family of Funds (registered
                                  investment companies). Formerly,
                                  Director, Circon Corp. (medical
                                  instruments), November 1998 -
                                  January, 1999; President and Chief
                                  Executive Officer, The National
                                  Association of Securities Dealers,
                                  Inc. and The NASDAQ Stock
                                  Market, Inc., 1987-1997; Chief
                                  Operating Officer of Alex. Brown &
                                  Sons Incorporated (now DB Alex.
                                  Brown LLC) 1985-1987; and
                                  General Partner, Alex. Brown &
                                  Sons (now DB Alex. Brown LLC),
                                  1976-1985. Director of each fund in
                                  the Fund Complex.

Louis E. Levy             67      Director, Kimberly-Clark                        None                   ***
  Director since 1994             Corporation (personal consumer
                                  products); Household International
                                  (finance and banking) and ISI
                                  Family of Funds (registered
                                  investment companies). Formerly,
                                  Chairman of the Quality Control
                                  Inquiry Committee and American
                                  Institute of Certified Public
                                  Accountants, 1992-1998; Trustee,
                                  Merrill Lynch Funds for
                                  Institutions, 1991-1993; Adjunct
                                  Professor, Columbia University -
                                  Graduate School of Business,
                                  1991-1992; and Partner, KPMG
                                  Peat Marwick, retired 1990.
                                  Director of each fund in the Fund
                                  Complex.

Eugene J. McDonald        67      President, Duke Management                      None                   ***
  Director since 1993             Company (investments); Executive
                                  Vice President, Duke University
                                  (education, research and health
                                  care); Executive Vice Chairman and
                                  Director, Central Carolina Bank &
                                  Trust (banking); and Director,
                                  Victory Funds (registered
                                  investment companies). Formerly,
                                  Director, AMBAC Treasurers Trust
                                  (registered investment company);
                                  DP Mann Holdings (insurance) and
                                  ISI Family of Funds (registered
                                  investment companies). Director of
                                  each fund in the Fund Complex.

                                                                                   Shares
                                            Business Experience                 Beneficially
   Name and Position                    during the Past Five Years              Owned as of
     with the Fund         Age         (including all directorships)        December 31, 1999**     Percentage
-----------------------   -----   --------------------------------------   ---------------------   -----------
Rebecca W. Rimel          48      President and Chief Executive                     None           ***
  Nominee                         Officer, The Pew Charitable Trusts
                                  (charitable foundation); Director and
                                  Executive Vice President, The
                                  Glenmede Trust Company
                                  (investment trust and wealth
                                  management). Formerly, Executive
                                  Director, The Pew Charitable
                                  Trusts; and Director, ISI Family of
                                  Funds (registered investment
                                  companies). Director of 7 funds in
                                  the Fund Complex.

Robert H. Wadsworth       60      President, Investment Company                     None           ***
  Director since 1999             Administration, LLC, and President,
                                  Director, First Fund Distributors,
                                  Inc. (registered broker dealer);
                                  Director, The Germany Fund, Inc.,
                                  The New Germany Fund, Inc., The
                                  Central European Equity Fund, Inc.,
                                  and Flag Investors Funds, Inc.
                                  (formerly, Deutsche Funds, Inc.);
                                  Trustee, Flag Investors Portfolios
                                  Trust (formerly, Deutsche
                                  Portfolios); and Vice President,
                                  Professionally Managed Portfolios
                                  and Advisors Series Trust
                                  (registered investment companies).
                                  Formerly, Director, Guiness Flight
                                  Investment Funds, Inc. (registered
                                  broker dealer), and President, The
                                  Wadsworth Group (registered
                                  investment advisor). Director of
                                  each fund in the Fund Complex.

----------------
*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.

** This information has been provided by each Nominee for Director of the Fund.

*** As of December 31, 1999, the Nominees as a group beneficially owned an aggregate of 9,623 shares representing 1.49% of the total outstanding shares of the Fund.

**** The "Fund Complex" consists of 8 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services for which ICC provides investment advisory services.

     On June 4, 1999, Bankers Trust became an indirect, wholly owned subsidiary of Deutsche Bank AG. On that date, to the Fund management's knowledge as provided by the Directors of the Fund, the following Nominees/Directors of the Fund beneficially owned shares of Bankers Trust that were converted to the right to receive $93 in cash, without interest, pursuant to the terms of the Merger. Mr. Hale, formerly a Director of the Fund and President and a Director of ICC, beneficially owned 74,190 shares of Bankers Trust. Mr. Semans, Chairman and a Director of the Fund and a Director of ICC, beneficially owned 329 shares of Bankers Trust.


Compensation of Directors

     Each Director who is not an "interested person" within the meaning of the 1940 Act, as well as the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1999, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled $1,603. Officers of the Fund, except the Fund's President, receive no direct remuneration from the Fund. Officers of the Fund who are employees of Deutsche Asset Management or its affiliates may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer between 50% and 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Levy, McDonald and Wadsworth have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select from various funds in the Fund Complex and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1999 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1999 by the Fund Complex is also set forth in the compensation table below.

                               COMPENSATION TABLE


                                  Aggregate                                          Total Compensation
                              Compensation from          Pension or                From the Fund and Fund
                               the Fund for the     Retirement Benefits         Complex payable to Directors
                              Fiscal Year Ended      Accrued as Part of           for the Fiscal Year Ended
 Name of Person, Position      October 31, 1999        Fund Expenses                 October 31, 1999(9)
--------------------------   -------------------   ---------------------   --------------------------------------
Truman T. Semans(1)               $    0                    $0                $0
  Chairman
Richard R. Burt(2)                $    0                    $0                $0
  Director
James J. Cunnane(3)               $ 49.90(4)                (5)               $39,000 for service on 12 Boards in
  Director                                                                    the Fund Complex
Joseph R. Hardiman(6)(8)          $ 23.19(4)                (5)               $39,000 for service on 12 Boards in
  Director                                                                    the Fund Complex
Louis E. Levy                     $ 62.69(4)                (5)               $49,000 for service on 12 Boards in
  Director                                                                    the Fund Complex
Eugene J. McDonald                $ 62.69(4)                (5)               $49,000 for service on 12 Boards in
  Director                                                                    the Fund Complex
Carl W. Vogt, Esq.(7)             $ 50.43(4)                (5)               $39,000 for service on 12 Boards in
  Director                                                                    the Fund Complex
Robert H. Wadsworth(2)            $    0                    $0                 $0
  Director

----------------
(1) A director who is an "interested person" as defined in the Investment Company Act.
(2) Elected to the Fund's Board, and each Board of the other funds in the Fund Complex, effective October 7, 1999.
(3)  Retired effective October 7, 1999.
(4) Of the amounts payable to Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt, nothing was deferred pursuant to the Fund's deferred compensation plan in the year ended October 31, 1999.
(5) The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended October 31, 1999 was approximately $559.
(6)  Elected to the Fund's Board on January 22, 1999.
(7) Retired as Fund Director effective October 7, 1999. He is currently President of the Fund.
(8) Prior to his election as Director to all Funds in the Fund Complex, Mr. Hardiman received proportionately higher compensation from each Fund for which he served.
(9) Prior to September 1999, the Fund Complex included four funds in the ISI Family of Funds.

     The Fund Complex has adopted a retirement plan for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Directors Retirement Plan"), and a retirement plan for a former Director serving as the Fund's President (collectively, the "Retirement Plans"). After completion of six years of service, each participant in the Retirement Plans will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plans are unfunded and unvested. The Fund currently has two participants in the Directors Retirement Plan, a Director who retired effective December 31, 1994, and another Director, who retired effective December 31, 1996. These participants qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex. Mr. McDonald has qualified for, but has not received benefits under, the Directors Retirement Plan.

     Set forth in the table below are the estimated annual benefits payable to a participant in the Retirement Plans upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1999, are as follows: Messrs. Hardiman (1), Levy (5), McDonald (7) and Vogt (4).

       Estimated Annual Benefits Payable by Fund Complex Upon Retirement

                      Chairmen of Audit and
Years of Service      Executive Committees     Other Participants
------------------   ----------------------   -------------------
 6 years                     $ 4,900                $ 3,900
 7 years                     $ 9,800                $ 7,800
 8 years                     $14,700                $11,700
 9 years                     $19,600                $15,600
10 years or more             $24,500                $19,500

Meetings and Committees of the Board of Directors

     There were four regular and two special meetings of the Board of Directors held during the fiscal year ended October 31, 1999. All Directors attended at least 75% of the meetings held during their respective terms.

     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants. The Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1999, were Messrs. Levy (Chairman), Cunnane, Hardiman, McDonald, Burt, Wadsworth and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Messrs. Burt and Wadsworth became members of the Audit and Compliance Committee upon their election to the Board on October 7, 1999. If elected, Ms. Rimel will become a member of the Audit and Compliance Committee. The Audit and Compliance Committee met four times during the fiscal year ended October 31, 1999. All incumbent members attended at least 75% of the meetings held during their respective terms. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of the fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1999, were, Messrs. McDonald (Chairman), Cunnane,

Hardiman, Levy, Burt, Wadsworth and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Messrs. Burt and Wadsworth became members of the Nominating Committee upon their election to the Board on October 7, 1999. If elected, Ms. Rimel will become a member of the Nominating Committee. The Nominating Committee met once during the fiscal year ended October 31, 1999 and all incumbent members attended the meeting.

     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1999, were Messrs. Cunnane (Chairman), Hardiman, Levy, McDonald, Burt, Wadsworth and Vogt, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Hardiman became Chairman of the Compensation Committee upon Mr. Cunnane's retirement. Messrs. Burt and Wadsworth became members of the Compensation Committee upon their election to the Board on October 7, 1999. If elected, Ms. Rimel will become a member of the Compensation Committee. The Compensation Committee did not meet during the fiscal year ended October 31, 1999.

     The Board of Directors has an Executive Committee. The Executive Committee makes recommendations to the full Board of Directors with respect to the renewal of the Fund's agreements with its service providers. The members of the Executive Committee during the fiscal year ended October 31, 1999 were, Messrs. McDonald (Chairman), Cunnane, Hardiman, Levy, Burt, Wadsworth and Vogt. Messrs. Burt and Wadsworth became members of the Executive Committee upon their election to the Board on October 7, 1999. If elected, Ms. Rimel will become a member of the Executive Committee. The Executive Committee met four times during the fiscal year ended October 31, 1999. The Chairman receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

Board Approval of the Election of Directors

     At a meeting of the Board of Directors held on January 17, 2000, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board of Directors considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions on your executed proxy, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                            SHAREHOLDERS OF THE FUND
                    VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

     Shareholders are being asked to (1) approve reorganizing the Fund into a master-feeder structure (the "Reorganization") under which the Fund would invest all of its assets in the International Equity Portfolio (the "IEF Portfolio"); (2) approve modifying the Fund's investment objective so that it conforms with the investment objective of the IEF Portfolio; and (3) approve modifying certain of the Fund's fundamental investment policies so that the Fund may invest all of its assets in the IEF Portfolio.

     The IEF Portfolio is an open-end management investment company organized as a New York Business Trust. The IEF Portfolio is managed by Bankers Trust Company ("Bankers Trust"), a corporate affiliate of the Fund's current advisor, ICC. The IEF Portfolio has been established to serve as the investment portfolio for various investment companies and common and co-mingled trust funds. Other entities that invest in the IEF Portfolio have their own expense structure and, to the extent their expenses are different from the Fund's, their returns will be different as well. Shares of the IEF Portfolio are not offered for sale directly to the public.


Prior Shareholder Approval of the Reorganization and Related Events

     At a special meeting of shareholders held on October 7, 1999, shareholders of the Fund voted to approve the Reorganization, which was scheduled to take place on

January 18, 2000. Almost 90% of the shares represented at that meeting voted to approve that transaction. On January 17, 2000, however, the Board met and decided that the Reorganization warranted additional shareholder consideration because of a change in the expected tax consequences associated with it. Accordingly, the Board authorized another special meeting, so that shareholders could consider the revised expected tax consequences of the Reorganization and vote again. Other than the change in the expected tax consequences, the structure of the Reorganization remains unaltered from the transaction that voting shareholders overwhelmingly approved last October.


The Expected Tax Consequences of the Reorganization

     If the Reorganization is approved, the Fund will invest its assets in shares of the IEF Portfolio. The Fund is expected to liquidate all of its securities holdings, unless the IEF Portfolio also holds these same types of securities. In this event, the Fund will retain its securities holdings in the same proportion in which the IEF Portfolio holds them. After the restructuring of the Fund's holdings, the Fund will exchange its cash and remaining portfolio securities for shares in the IEF Portfolio. The Reorganization itself is not a taxable event. The anticipated sale of Fund holdings, however, will cause the Fund to recognize capital gains.

     The Board of Directors authorized a capital gains distribution to Fund shareholders of record as of a date on or about the fifth day after the shareholder vote on the Reorganization (the "Reorganization Distribution"), contingent upon shareholder approval. The Fund anticipates that the ex-dividend date of the Reorganization Distribution will be on or about the next business day following the record date. During calendar year 1999 the Fund's net asset value increased 21.73 percent, and, in connection with the Reorganization, the Fund expects to recognize most of its unrealized capital gains. If the Fund determined the Reorganization Distribution as of January 27, 2000, the distribution would be approximately 15.2 percent of the Fund's current net asset value. This is equivalent to $3.08 per share, all of which would be long term capital gains. The amount of the actual distribution per share may vary significantly from this estimate depending primarily upon the extent of gains actually realized when Fund portfolio securities are sold, the extent of losses or credits that offset those gains, and the number of Fund shares outstanding. International markets can be volatile, and the amount of the actual distribution per share is likely to fluctuate from the above estimated amount as the value of the Fund's holdings change.

     If the Fund transfers securities to the IEF Portfolio as part of the Reorganization, and these securities have unrealized capital gains associated with them, shareholders may have future capital gains tax liability (1) if and when the sale of these securities produces capital gains and (2) to the extent that any such gains realized are not offset by future losses or credits.

     You should consult with your tax advisor if you have specific questions about the federal, state, or local tax implications of the Reorganization.

Reorganizing the Fund into a Master-Feeder Structure

     Shareholders of the Fund are being asked to authorize the liquidation of up to all of the Fund's investable assets (securities and cash) and to exchange the proceeds and remaining securities for a beneficial interest in the IEF Portfolio. After the Reorganization, the only securities owned by the Fund will be the interest in the IEF Portfolio. The Fund will no longer engage an investment advisor and sub-advisor to manage its assets because all of its investable assets will be invested in the IEF Portfolio. The Board has appointed ICC to serve as the Fund's administrator upon completion of the Reorganization.

     Under this proposed structure, which is known as a master-feeder structure (the Fund being the "feeder" and the IEF Portfolio being the "master"), the Fund would pursue its investment objective through investment in the IEF Portfolio rather than through direct investments in securities. The IEF Portfolio, in turn, invests directly in securities. Shareholders will continue to hold shares of the Fund and the Fund will hold interests in the IEF Portfolio. The value of the shareholder's investment in the Fund will be the same immediately after the Fund's investment in the IEF Portfolio as it was before that investment. The value of a shareholder's investment thereafter will be based directly upon the investment experience of the IEF Portfolio. After the Reorganization, advisory and custodial fees will be an obligation of the IEF Portfolio and will be paid indirectly by the Fund's shareholders. Distribution, transfer agency and shareholder servicing fees will be a direct obligation of the Fund. Although some fees will change, the aggregate fees and expenses paid by the Fund's shareholders are currently expected to remain the same due to contractual fee waivers and reimbursements by ICC in its anticipated capacity as the Fund's administrator and Bankers Trust in its capacity as advisor to the IEF Portfolio.

     The Fund would be able to withdraw its investment in the IEF Portfolio at any time if the Fund's Board of Directors were to determine that to do so would be in the best interests of the Fund and the Fund's shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the investable assets of the Fund in another pooled investment vehicle.

Comparative Expenses

     Following are tables showing the actual fees and expenses of the Fund for the fiscal year ended October 31, 1999 and estimates assuming that the Fund had invested all of its investable assets in the IEF Portfolio for the entire fiscal year.

Annual Fund Operating Expenses

                                                          Actual           Estimated
                                                      --------------   ----------------
Management Fee ....................................      0.75%              0.65%
Administrative Fee ................................      0.00%              0.35%
Distribution and/or Service (12b-1) fees ..........      0.25%              0.25%
Other Expenses ....................................      2.10%              1.65%
                                                        -----              -----
Total Annual Fund Operating Expenses ..............      3.10%              2.90%
                                                        -----              -----
                                                        (1.60)%*           (1.40)%**
                                                        -------            -------
                                                         1.50%              1.50%
                                                        =======            =======

----------------
* The Fund's advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2001 and may be extended.

** It is currently expected that ICC, in its anticipated capacity as the Fund's administrator, and Bankers Trust, in its capacity as advisor to the IEF Portfolio, will contractually agree to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2001 and may be extended.

     The current fees and expenses are described more fully in the Prospectus for the Fund. The investment advisory fee for the Fund is an effective fee based on the Fund's total net assets at the time of calculation. ICC is entitled to receive a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets as compensation for its advisory services. Currently, ICC is waiving its advisory fee and reimbursing certain expenses. Glenmede Trust Company ("Glenmede") currently serves as sub-advisor to the Fund and is entitled to receive from ICC an amount equal to 0.55% of the average daily net assets of the Fund as compensation for its sub-advisory services. After the Reorganization, Bankers Trust will be indirectly paid a monthly fee at the effective annual rate of 0.65% of the Fund's average daily net assets as compensation for its advisory services. The IEF Portfolio does not engage an investment sub-advisor. After the Reorganization, it is anticipated that ICC and Bankers Trust will be paid administrative fees of 0.20% and 0.15%, respectively of the Fund's average daily net assets. However, it is expected that the Reorganization will not result in any increase in overall fees to shareholders because ICC, in its anticipated capacity as the Fund's administrator and Bankers Trust, in its capacity as advisor to the IEF Portfolio, intends to continue the current contractual expense limitation of 1.50% until at least February 28, 2001.

Risks of a Master-Feeder Structure

     There are certain potential risks to the Fund related to investment of all of its assets in the IEF Portfolio. Large-scale redemptions by other investors of their interests in the IEF Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the IEF Portfolio's holdings at a time when it could be disadvantageous to do so. Other interest-holders in the IEF Portfolio may have a greater ownership interest in the IEF Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the IEF Portfolio.

     In the event the Fund is required to redeem its interests in the IEF Portfolio for any reason (for instance, because its shareholders did not approve changes in the Fund's investment objective or policies parallel to changes approved for the IEF Portfolio by its Board of Trustees or by a majority of its interest holders), the Fund's Board of Directors would attempt to find an appropriate substitute investment vehicle for the Fund's assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Fund's shareholders.


Management of the Fund

     Under the proposed master-feeder structure, investment advisory services will be provided to the Fund at the master fund (i.e., the IEF Portfolio) level. Accordingly, if shareholders approve the Proposal, the Fund will terminate its investment advisory agreement with ICC and its sub-advisory agreement with Glenmede. The IEF Portfolio is managed by Bankers Trust. Thus, the effect of the Proposal is that shareholders of the Fund will have their investments managed by Bankers Trust, rather than ICC and Glenmede. After the Reorganization, it is anticipated that ICC will provide administrative services to the Fund.

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Modification of the Fund's Investment Objective, Policies and Strategies

     Under a master-feeder structure, the feeder fund has the same investment objective as the master fund. Accordingly, to implement the Reorganization, the Fund will need to modify its investment objective to conform it to the investment objective of the IEF Portfolio. In addition, the Fund's investment policies will be changed to one of investing in the IEF Portfolio rather than investing directly in the securities of foreign issuers. A comparison of the investment objectives, policies, strategies and risks of the Fund and the IEF Portfolio is presented below.

     General. The current investment objective, policies and risks of the Fund are, in many respects, similar to those of the IEF Portfolio. There are, however, certain differences. In addition, the Fund and the IEF Portfolio use different strategies to select portfolio securities. The following discussion summarizes some of the similarities and differences between the investment objective, policies, strategies and risks of the Fund and the IEF Portfolio. This discussion is qualified by reference to the Prospectuses and Statements of Additional Information of the Fund and the IEF Portfolio.

     Investment Objectives. The investment objective of both the Fund and the IEF Portfolio are similar. The investment objective of the Fund is long-term growth of capital. The investment objective of the IEF Portfolio is long-term capital appreciation.

     Investment Policies. The investment policies of the Fund and the IEF Portfolio are similar. Each Fund seeks to invest primarily in common stocks of companies located in developed countries outside of the United States. Both Funds intend to invest at least 65% of their total assets in securities traded outside the United States. The Fund allocates its assets among geographic regions and individual countries. While the Fund does not have any specific geographic limitations, it has traditionally invested in the developed countries of Western Europe and Asia. The IEF Portfolio invests in the developed countries that make up the MSCI EAFE Index, plus Canada. The EAFE Index includes developed countries in Europe, Asia and the Far East. The IEF Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Russia, Eastern Europe, and Asia. Typically, the IEF Portfolio does not invest more than 15% of its assets in emerging markets. In certain instances, the Fund and the IEF Portfolio have different fundamental investment policies. See "Changes to the Fund's Fundamental Investment Policies" below for a discussion of these differences.

     Investment Strategies. The investment advisors to the Fund and the IEF Portfolio have different approaches in selecting individual securities for their respective investment portfolios. The Fund's advisor and sub-advisor use a disciplined, value-based approach, that is, they seek stocks that are undervalued in the marketplace. Using this approach, they compare foreign securities markets and individual securities within each market on the basis of value, quality and prospective earnings potential. In selecting investments for the Fund, they allocate the Fund's assets among geographic regions and countries.

     The IEF Portfolio's investment advisor employs a strategy of growth at a reasonable price in managing the IEF Portfolio. Using this approach it seeks to identify companies outside of the United States that combine strong potential for earnings growth with reasonable investment value. The companies that the IEF Portfolio attempts to purchase typically exhibit increasing rates of profitability and cash flow.

     Risks. The following discussion highlights the principal risks associated with an investment in the Fund and the IEF Portfolio. Because of the similarities in the investment objectives and policies of the Fund and the Portfolio, ICC believes that an investment in the IEF Portfolio involves similar risks to an investment in the Fund. These investment risks involve those typically associated with investing in a portfolio of common stocks of foreign issuers. However, due to the differences in the investment policies of the Fund and the IEF Portfolio, there may be different risks in investing in the IEF Portfolio. To the extent that the IEF Portfolio invests in emerging markets, it may face additional risks. Emerging markets countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries and the financial conditions of issuers in emerging markets countries may be more precarious than in other countries. These characteristics may result in greater risk of price volatility in emerging markets countries. In addition, the Fund and the IEF Portfolio may have different risks because they are managed using different investment strategies. Because the IEF Portfolio is managed using a "growth" style, it may under-perform when another investment style (e.g., a value style) is in favor in markets around the world.

     Consequences of Approving the Proposal. The Fund's investment objective is a fundamental policy that cannot be changed without the vote of shareholders. If the Proposal is approved, the Fund's investment objective will be changed from long-term growth of capital to long-term capital appreciation. In addition, if the Proposal is approved, the Fund's investment policy will be to invest all of its assets in the IEF Portfolio. As a result, shareholders would have their investment managed according to the investment policies and strategies of the IEF Portfolio.

Changes to the Fund's Fundamental Investment Policies

     In conjunction with the Reorganization, the Board of Directors approved changes to the Fund's fundamental investment policies necessary for the Reorganization. Certain fundamental investment policies of the Fund currently prohibit the Fund from pursuing its investment objective by investing in the IEF Portfolio. As a result, the Board of Directors approved modifying these policies to permit the Fund to invest all of its assets in the IEF Portfolio. Also, in a master-feeder structure, the investment policies of the feeder fund must permit the same types of investments as those of the master fund. Accordingly, some of the Fund's fundamental investment policies need to be modified so that the Fund's fundamental investment policies are in alignment with those of the IEF Portfolio. Amendments to fundamental investment policies may be made only with the approval of shareholders. Therefore, in approving the Reorganization, shareholders are being asked to approve, in effect, the following changes to the Fund's fundamental investment policies to permit the Reorganization.

     A. Diversification

     Currently the Fund's fundamental policies regarding diversification state that:

     The Fund will not invest more than 5% of its assets in the securities of any single issuer.

     The Fund will not invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

     If the Proposal is approved, these policies would be eliminated and replaced with the following:

     The Fund will not, with respect to 75% of its assets, invest more than 5% of the Portfolio's (Fund's) total assets in the securities of any one issuer (excluding cash, cash equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any one issuer (excluding securities of other investment companies).

     The primary purpose of this modification to the Fund's fundamental investment policy on diversification is to permit the Fund to invest all of its assets in the IEF Portfolio. Under the current policy, the Fund can invest only 5% of its assets in any one investment company. The modified policy makes clear that investment companies are not included for the purposes of the 5% test. In addition, if the Proposal is approved, the Fund's diversification policy will be conformed with the diversification limitations of the IEF Portfolio.

     B. Borrowing

     Currently, the Fund's fundamental investment policy on borrowing states:

     The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the total assets of the Fund at the time of such borrowing.

     If the Proposal is approved, the Fund's fundamental investment policy on borrowing would state:

     The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

     The primary purpose of this modification of the Fund's fundamental investment policy on borrowing is to permit the Fund to borrow to the same extent as permitted by the IEF Portfolio's fundamental policy on borrowing. Under the Fund's current policy, the Fund may borrow up to 10% of its assets as a temporary measure for extraordinary or emergency purposes. The IEF Portfolio may borrow up to one third of its assets for temporary or emergency purposes. If shareholders approve the Proposal, the Fund would be permitted to borrow to the extent allowed by the IEF Portfolio's borrowing limitation. In addition, the modified policy would provide the Fund with the flexibility to borrow to the extent permitted by law and regulatory interpretation, including borrowing for investment purposes, should the IEF Portfolio's borrowing policy be changed in the future. The IEF Portfolio has no present intention to borrow more than 10% of its assets for temporary or emergency purposes and cannot currently borrow for investment purposes. The Directors are asking shareholders to approve this modification at this time in order to permit the Reorganization.

     C. Real Estate

     Currently, the Fund has a fundamental investment policy regarding real estate that states:

     The Fund will not invest in real estate or mortgages on real estate.

     If the Proposal is approved, the Fund's fundamental investment policy on real estate would state:

     The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities).

     The primary purpose of modifying this fundamental investment policy is to permit the Fund to make the same types of investments in real estate as the IEF Portfolio's fundamental policy on real estate allows. Currently, the Fund's policy prohibits direct ownership in real estate and could be interpreted to prevent investments in companies that own real estate. The IEF Portfolio's investment policy makes clear that the Portfolio may invest in companies that own real estate and may hold real estate acquired as a result of ownership of securities. If the Proposal is approved, the Fund's policy on real estate would be conformed to the IEF Portfolio's policy on real estate. The IEF Portfolio may, from time to time, purchase securities of companies that invest in real estate in accordance with its investment objective and policies. The Directors are asking shareholders to approve this modification at this time primarily to permit the Reorganization.


Recommendation of the Board of Directors

     The Board of Directors has carefully considered Proposal 2, which will authorize the Reorganization of the Fund, including necessary amendments to the Fund's investment objective, investment policies and fundamental investment restrictions. At a meeting held on January 17, 2000, the Board approved this proposal and determined to seek shareholder authorization of the actions necessary for the Fund to invest all its investable assets in the IEF Portfolio. In approving this Proposal, the Board considered the tax consequences of the Reorganization for the Fund's shareholders. The Board also heard a report from ICC, the Fund's advisor, noting that if the Reorganization is not approved, the advisor will likely recommend liquidating the Fund, and that a complete liquidation of the Fund will have tax consequences similar to those expected if the Reorganization is approved. The Board also considered the experience and performance record of Bankers Trust's international equity team. Moreover, the Board was informed of the international investing capabilities of Deutsche Bank and its affiliates. In addition, the Board considered the fact that the Fund's fees and expenses are expected to remain the same after the Reorganization due to an anticipated contractual fee waivers by ICC and Bankers Trust.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE REORGANIZATION OF THE FUND'S STRUCTURE WITH MODIFICATIONS TO THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

                            ADDITIONAL INFORMATION


Directors and Executive Officers

     Information about each of the Fund's current Directors and principal executive officers is set forth below. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Deutsche Asset Management or its affiliates.

                                                                          Shares
                                      Business Experience              Beneficially
  Name and Position               During the Past Five Years,          Owned as of
    With the Fund       Age       including all Directorships       December 31, 1999    Percentage
---------------------  -----  -----------------------------------  -------------------  -----------
Truman T. Semans*       73    See "Information Regarding                 6,147          0.95%
  Chairman and                Nominees"
  Director since
  1993

Richard R. Burt         52    See "Information Regarding                  None             **
  Director since              Nominees"
  1999

Joseph R. Hardiman      62    See "Information Regarding                 3,476          0.54%
  Director since              Nominees"
  1999

Louis E. Levy           67    See "Information Regarding                  None             **
  Director since              Nominees"
  1994

Eugene J. McDonald      67    See "Information Regarding                  None             **
  Director since              Nominees"
  1993

Robert H. Wadsworth     60    See "Information Regarding                  None             **
  Director since              Nominees"
  1999

Carl W. Vogt            63    Senior Partner, Fulbright &                 None             **
  President since             Jaworski L.L.P. (law); President
  1999                        (interim), Williams College;
                              Director, ISI Family of Funds
                              (registered investment companies),
                              Yellow Corporation (trucking) and
                              American Science & Engineering
                              (x-ray detection equipment);
                              Formerly, Chairman and Member,
                              National Transportation Safety
                              Board; Director, National Railroad
                              Passenger Corporation (Amtrak);
                              and Member, Aviation System
                              Capacity Advisory Committee
                              (Federal Aviation Administration).
                              Formerly, Director of Flag
                              Investors/ISI Fund Complexes
                              (registered investment companies).

                                                                             Shares
                                         Business Experience              Beneficially
   Name and Position                 During the Past Five Years,          Owned as of
     With the Fund        Age        including all Directorships       December 31, 1999    Percentage
-----------------------  -----  ------------------------------------  -------------------  -----------
Amy M. Olmert             36    Vice President, Deutsche Asset                None             **
  Secretary since               Management since 1999; and Vice
  1997                          President, DB Alex. Brown LLC
                                (formerly BT Alex. Brown
                                Incorporated), 1997-1999. Formerly,
                                Senior Manager, Coopers &
                                Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP),
                                1988-1997. Certified Public
                                Accountant

Charles A. Rizzo          42    Vice President and Department                 None             **
  Treasurer since               Head, Deutsche Asset Management
  1999                          since 1999; and Vice President and
                                Department Head, DB Alex. Brown
                                LLC (formerly BT Alex. Brown
                                Incorporated), 1998-1999. Formerly,
                                Senior Manager,
                                PricewaterhouseCoopers LLP,
                                1993-1998. Certified Public
                                Accountant

Daniel O. Hirsch          45    Principal, Deutsche Asset                     None             **
  Assistant Secretary           Management since 1999; and
  Since 1999                    Director, DB Alex. Brown LLC
                                (formerly BT Alex. Brown
                                Incorporated) since July 1998.
                                Formerly, Assistant General
                                Counsel, United States Securities
                                and Exchange Commission,
                                 1993-1998.

----------------
*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.

** As of December 31, 1999 the Directors and officers of the Fund as a group (10 persons) beneficially owned an aggregate of 9,623 shares representing 1.49% of the total outstanding shares of the Fund.


Investment Advisor and Sub-Advisor

     ICC, the Fund's advisor, is located at One South Street, Baltimore, Maryland, 21202. ICC is a wholly owned subsidiary of BT Alex Brown Holdings Incorporated and an indirect, wholly owned subsidiary of Deutsche Bank AG. Glenmede, the Fund's sub-advisor, is located at One Liberty Place, 1650 Market Street Philadelphia, Pennsylvania, 19103.


Principal Underwriter

     ICC Distributors, Inc., located at Two Portland Square, Portland, Maine, 04104, acts as the Fund's principal underwriter.

Portfolio Transactions

     In the fiscal year ended October 31, 1999, the Fund did not pay any brokerage commissions to DB Alex. Brown LLC or its affiliates.


Independent Accountants

     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 2000. Deloitte & Touche LLP previously served as the Fund's independent accountants.

     On December 15, 1999, the Audit and Compliance Committee and the Board of Directors of the Fund participated in and approved the decision to change the Fund's independent accountants from Deloitte & Touche LLP to
PricewaterhouseCoopers LLP.

     The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the Funds' audits for the two most recent fiscal years and through December 13, 1999, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     A representative of PricewaterhouseCoopers LLP will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.


Beneficial Owners

     To the knowledge of Fund management, as of January 27, 2000, the following were beneficial owners of 5% or more of the outstanding shares of the Fund.


                                      Amount of Beneficial     Percent of Total Shares
Name and Address                        Ownership                Outstanding
-----------------------------------   ----------------------   ------------------------
John J. Higgins, Jr.                  37,861.536 shares        5.72%
 U/A 06/24/96
 Fairfield Jesuit Community Corp.
 c/o Fairfield University
 St. Ignatius Hall
 Fairfield, CT 06430

DB Alex Brown, Inc.                   33,896.586 shares        5.12%
 FBO 201-70130-18
 P.O. Box 1346
 Baltimore, MD 21203

Submission of Shareholder Proposals

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a Corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

     Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Required Vote

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposal
2. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to Proposal 1 when they have not received instructions from beneficial owners.


Other Matters

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.


                                                       By Order of the
                                                       Directors,



                                                       [GRAPHIC OMITTED]

                                                       Amy M. Olmert
                                                       Secretary

Dated: February 1, 2000